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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                                GENERATIONS(TM)
               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                       SUPPLEMENT DATED AUGUST 26, 1998
                                      TO
                         PROSPECTUS DATED MAY 1, 1998


     Effective August 26, 1998, American General Life Insurance Company ("AGL") is updating information with regard to ratings it receives from certain organizations which review and rate the financial status and claims-paying ability of insurance companies. The discussion about ratings begins on page 12 of the prospectus. The A++ (Superior) rating from the A. M. Best Company was lowered to A+ (Superior) on June 15, 1998. The ratings from the A. M. Best Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Co. are subject to change from time to time. Therefore, AGL is discontinuing its prior practice and will no longer publish ratings in the prospectus. However, current ratings may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings.

     In addition, AGL is changing the minimum initial purchase payment required for Qualified Contracts and the name of an affiliated company which provides services to AGL.


1.   CHANGES WITH RESPECT TO RATINGS INFORMATION ABOUT AGL

     UNDER "FINANCIAL AND PERFORMANCE INFORMATION," WHICH BEGINS ON PAGE 11, THE LAST FOUR PARAGRAPHS ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE
     FOLLOWING:

     AGL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of AGL as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

     AGL may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC.
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     Current ratings from A. M. Best, Standard & Poor's, and Duff & Phelps may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings. The ratings reflect the claims paying ability and financial strength of AGL. They are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

2.   CHANGE WITH RESPECT TO MINIMUM INITIAL PURCHASE PAYMENT FOR QUALIFIED
     CONTRACTS

     ON PAGE 9, THE FIRST SENTENCE UNDER "MINIMUM INVESTMENT REQUIREMENTS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Your initial purchase payment must be at least $2,000 if you are purchasing a Qualified Contract, and $5,000 if you are purchasing a Non-Qualified Contract.

3.   CHANGE OF NAME

     THE NAME "AMERICAN GENERAL INDEPENDENT PRODUCER DIVISION," WHICH APPEARS UNDER "SERVICES AGREEMENT" ON PAGE 41 HAS BEEN CHANGED TO "AMERICAN GENERAL LIFE COMPANIES" AND THE ACRONYM "AGIPD," WHICH APPEARS UNDER "SERVICES AGREEMENT" AND UNDER "LEGAL MATTERS," ALSO ON PAGE 40, HAS BEEN CHANGED TO "AGLC."